UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.      )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under Rule 14a-12

WAITR HOLDINGS INC.

(Name of registrant as specified in its charter)

(Name of person(s) filing proxy statement, if other than the registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11.

Voting Items The 2022 Annual Meeting of Stockholders of WAITR HOLDINGS INC. will be held on June 23, 2022 for the following purposes: 1. To elect as Class I directors, to serve until the 2025 Annual Meeting of Stockholders Nominees: 01 Steven L. Scheinthal 02 Charles Holzer 2. To approve an amendment to the Company’s Certificate of Incorporation to effect a reverse stock split of Company common stock at a ratio between one-for-four (1:4) and one-for-fifteen (1:15), without reducing the authorized number of shares of Company common stock, if and when determined by the Company’s Board of Directors in its sole discretion; 3. To approve an amendment and restatement of the Waitr Holdings Inc. Amended and Restated 2018 Omnibus Incentive Plan to increase the number of shares of common stock reserved for issuance thereunder; 4. To approve, by advisory vote, the compensation of our named executive officers (“say-on-pay”); 5. To ratify the appointment of Moss Adams LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022; 6. To adjourn the annual meeting to a later date or dates, if we determine that additional time is necessary to solicit additional proxies for any proposal. The Board of Directors recommends you vote FOR each of the nominees named in Proposal 1, and FOR Proposals 2, 3, 4, 5 and 6. INTERNET TELEPHONE E-MAIL Securities and Exchange Commission rules permit us to make our proxy materials available to our stockholders via the Internet. Material for this annual meeting and future meetings may be requested by one of the following methods: To view your proxy materials online, go to https://www.viewproxy.com/waitrapp/2022. Have the 11 digit control number (located below) available when you access the website and follow the instructions. 877-777-2857 TOLL FREE requests@viewproxy.com * If requesting material by e-mail, please send a blank e-mail with the company name and your 11 digit control number (located below) in the subject line. No other requests, instructions or other inquiries should be included with your e-mail requesting material. You must use the 11 digit control number located in the box below. WAITR HOLDINGS INC. Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held on June 23, 2022 You are receiving this communication because you hold shares in the company named above. This is not a ballot. You cannot use this notice to vote your shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The Notice of Meeting, Proxy Statement and Annual Report are available at https://www.viewproxy.com/waitrapp/2022. If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for a copy. Please make your request for a copy as instructed below on or before June 9, 2022 to facilitate timely delivery. Instructions for accessing your proxy materials and voting online and instructions for requesting paper or e-mail copies of your proxy materials are provided on the reverse side of this Notice. STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING AND VOTE. CONTROL NO.

WAITR HOLDINGS INC. PROXY MATERIALS AVAILABLE TO VIEW OR RECEIVE The following proxy materials are available to you for review at: https://www.viewproxy.com/waitrapp/2022 Notice of Meeting, Proxy Statement and Annual Report ACCESSING YOUR PROXY MATERIALS ONLINE Have this notice available when you request a paper copy of the proxy materials or vote by internet. You will need your control number when you request a paper copy of the proxy materials or vote by internet. You May Vote Your Proxy When You View The Proxy Materials On The Internet. You Will Be Asked To Follow The Prompts To Vote Your Shares. Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned a proxy card. REQUESTING A PAPER COPY OF THE PROXY MATERIALS By telephone please call 1-877-777-2857 or By logging onto https://www.viewproxy.com/waitrapp/2022 or By email at: requests@viewproxy.com Please include the company name and your control number in the e-mail subject line.